UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 25, 2012

Marathon Petroleum Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-35054	27-1284632
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

539 South Main Street Findlay, Ohio		45840-3229
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code:

(419) 422-2121

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K/A filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Marathon Petroleum Corporation (the “Company”) reported in the original Current Report on Form 8-K filed on April 30, 2012 (the “Original 8-K”) shareholder approval of the Marathon Petroleum Corporation 2012 Incentive Compensation Plan (the “2012 Plan”) at the Annual Meeting of Shareholders held on April 25, 2012 (the “Annual Meeting”). The 2012 Plan was approved by the Company’s Board of Directors on February 29, 2012.

Those eligible for awards under the 2012 Plan include the Company’s employees and non-employee directors. The Company’s named executive officers are eligible employees under the 2012 Plan. The 2012 Plan is intended to reward participants by providing cash benefits and opportunities to acquire the Company’s common stock.

The 2012 Plan authorizes the grant of awards, including shares of the Company’s common stock, in any combination of the following:

•	stock options, including incentive stock options and non-qualified stock options;

•	stock appreciation rights (or SARs);

•	stock awards, restricted stock awards and other awards denominated or paid in common stock;

•	restricted stock units (which may include dividend equivalents);

•	cash awards; and

•	performance awards.

The Company has reserved a total of 25 million shares of common stock for issuance in connection with the 2012 Plan. No more than 10 million shares may be used for awards other than stock options or SARs.

A summary of the 2012 Plan is set forth in the Company’s definitive proxy statement for the Annual Meeting filed with the Securities and Exchange Commission (the “Commission”) on March 14, 2012 (the “Proxy Statement”). That summary does not purport to be complete and is qualified by reference to the full text of the 2012 Plan, which was attached as Appendix I to the Proxy Statement and is filed as Exhibit 10.1 hereto.

Item 5.07 Submission of Matters to a Vote of Security Holders.

On April 30, 2012, the Company reported in the Original 8-K shareholder approval, on an advisory basis, of the holding of an advisory vote on the compensation of the Company’s named executive officers every year. In accordance with the shareholder voting results, the Company’s Board of Directors determined on May 30, 2012, that the Company will hold an annual advisory vote on named executive officer compensation until the next advisory vote on the frequency of advisory votes on named executive officer compensation.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description

10(a)	The Marathon Petroleum Corporation 2012 Incentive Compensation Plan filed as Exhibit 4.3 to the Corporation’s Registration Statement on form S-8 filed with the Commission on April 27, 2012, Registration No. 333-181007, incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Marathon Petroleum Corporation

Date: June 5, 2012	By:	/s/ J. Michael Wilder
	Name:	J. Michael Wilder
	Title:	Vice President, General Counsel and Secretary